                                                                   EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 4, 1997 appearing on page 12 of Bell Industries, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1996.




PRICE WATERHOUSE LLP


Los Angeles, California
August 8, 1997